SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2002

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California		94566

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 5. Other Events and Required FD Disclosure

     As discussed in an amendment to the Schedule 13D, filed on February 4, 2003 by Dr. Bill E. Cham (“Dr. Cham”), a member of the Board of Directors of Lipid Sciences, Inc. (“the Company”) and one of our major stockholders, KAI International, Inc. (“KAI”), a company Dr. Cham founded, KAI and Dr. Cham have entered into a Proxy, Standstill and Release Agreement dated as of December 2, 2002 (the “Agreement”) with the Company and all members of the Company’s Board of Directors other than Dr. Cham (the “Director Parties”). The Agreement has been entered into in connection with certain understandings reached by Dr. Cham and the Director Parties regarding the resolution of issues that have arisen with respect to certain corporate governance matters in relation to the Company, its employees, customers and stockholders.

     Pursuant to the Agreement, KAI and Dr. Cham have agreed, among other things, to (i) a standstill period wherein neither they nor any party on their behalf shall solicit or induce a proxy or other authority to vote with respect to any voting of the securities of the Company until the day immediately after the 2004 Annual Meeting of the Company’s stockholders (the “Standstill Period”); (ii) until the end of the Standstill Period, vote their shares at every meeting of the stockholders of the Company called, and on every action or approval by written consent of the stockholders of the Company, in accordance with the recommendation of the Director Parties, subject to certain limitations that make the arrangement consistent with regulatory constraints and except with respect to a vote of the stockholders of the Company to remove Dr. Cham as a director of the Company; (iii) deliver to the Company an irrevocable proxy wherein each of KAI and Dr. Cham irrevocably appoints the Director Parties with full power of substitution, as their attorneys and proxies with the authority to vote any and all shares of the Common Stock of the Company held with respect to any meeting of the stockholders of the Company during the Standstill Period; and (iv) release and forever discharge the Company and the Director Parties from claims that arise out of the actions of the Company, its management or Board of Directors taken prior to date of the Agreement. This Agreement and the Irrevocable Proxies executed as part of this Agreement are exhibits to this 8-K and are incorporated by reference to the exhibits filed with the 13D (Amendment No. 1) on February 4, 2003 by Dr. Cham and KAI with respect to Lipid Sciences, Inc.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Proxy, Standstill and Release Agreement dated December 2, 2002, among Lipid Sciences, Inc., the Director Parties, named therein, and KAI International, LLC and Bill E. Cham (incorporated by reference to Exhibit 1 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).

99.2	Irrevocable Proxy dated December 2, 2002 of KAI International, LLC (incorporated by reference to Exhibit 2 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).

99.3	Irrevocable Proxy dated December 2, 2002 of Bill E. Cham (incorporated by reference to Exhibit 3 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: February 5, 2003	By:	/s/ Sandra Gardiner
	Name:	Sandra Gardiner
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Proxy, Standstill and Release Agreement dated December 2, 2002, among Lipid Sciences, Inc., the Director Parties, named therein, and KAI International, LLC and Bill E. Cham (incorporated by reference to Exhibit 1 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).

99.2	Irrevocable Proxy dated December 2, 2002 of KAI International, LLC (incorporated by reference to Exhibit 2 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).

99.3	Irrevocable Proxy dated December 2, 2002 of Bill E. Cham (incorporated by reference to Exhibit 3 to the joint Schedule 13D/A (Amendment No. 1) in respect of Lipid Sciences, Inc. filed by KAI International, Inc. and Bill E. Cham with the Securities Exchange Commission on February 4, 2003).